Property, Equipment and Software, net (Tables)	12 Months Ended
Dec. 31, 2021
Property, Equipment and Software, net
Summary of property, equipment and software, net

	As of December 31,
	2020	2021
Cost:
Leasehold improvements	1,633	3,092
Computers and electronic equipment	4,918	8,539
Office equipment	299	437
Software	362	612
Construction in progress	66	—
Total cost	7,278	12,680
Less: Accumulated depreciation and amortization	(2,904)	(5,875)
Total property, equipment and software, net	4,374	6,805